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                                                                    EXHIBIT 21.1

                    SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.                                      JURISDICTION OF
                               AS OF FEBRUARY 21, 2006                                                  INCORPORATION
TRW Technar Inc.*..................................................................                    California, US
Austrian Holdco L.L.C..............................................................                    Delaware, US
EnTire Solutions, LLC**............................................................                    Delaware, US
Kelsey-Hayes Company...............................................................                    Delaware, US
Kelsey-Hayes Heerlen Inc. .........................................................                    Delaware, US
Kelsey-Hayes Holdings Inc. ........................................................                    Delaware, US
Kelsey-Hayes Netherlands Inc. .....................................................                    Delaware, US
KH Holdings, Inc. .................................................................                    Delaware, US
LucasVarity Automotive Holding Company.............................................                    Delaware, US
Methode Lucas Controls, Inc.**.....................................................                    Delaware, US
TRW Auto Holdings Inc. ............................................................                    Delaware, US
TRW Automotive (LV) Corp...........................................................                    Delaware, US
TRW Automotive Global Receivables LLC..............................................                    Delaware, US
TRW Automotive Holding Company.....................................................                    Delaware, US
TRW Automotive Inc. ...............................................................                    Delaware, US
TRW Automotive Intermediate Holdings Corp..........................................                    Delaware, US
TRW Automotive J.V. LLC............................................................                    Delaware, US
TRW Automotive Receivables LLC.....................................................                    Delaware, US
TRW Automotive Safety Systems Arkansas Inc. .......................................                    Delaware, US
TRW Automotive U.S. LLC............................................................                    Delaware, US
TRW East Inc. .....................................................................                    Delaware, US
TRW Management Co. L.L.C...........................................................                    Delaware, US
TRW Occupant Restraint Systems (Ventures) Ltd. ....................................                    Delaware, US
TRW Occupant Restraints South Africa Inc. .........................................                    Delaware, US
TRW Odyssey Inc. ..................................................................                    Delaware, US
TRW Poland Holding Company.........................................................                    Delaware, US
TRW Powder Metal Inc. .............................................................                    Delaware, US
TRW Safety Systems Inc. ...........................................................                    Delaware, US
TRW Vehicle Safety Systems Inc. ...................................................                    Delaware, US
Varity Executive Payroll, Inc. ....................................................                    Delaware, US
Worldwide Distribution Centers, Inc. ..............................................                    Delaware, US
REMSA of America Inc.+.............................................................                    Illinois, US
Lucas Automotive Inc. .............................................................                    Michigan, US
TRW Intellectual Property Corp.....................................................                    Michigan, US
Lake Center Industries Transportation, Inc. .......................................                    Minnesota, US
Thompson Products, Inc. ...........................................................                    Ohio, US
Thompson Ramo Wooldridge Inc. .....................................................                    Ohio, US
TRW Overseas Inc. .................................................................                    Ohio, US
TRW Fuji Valve Inc.**..............................................................                    Tennessee, US
Fortuna Assurance Company..........................................................                    Vermont, US
Frenos Varga S.A.*.................................................................                    Argentina
Duly and Hansford Pty Limited......................................................                    Australia
TRW Australia Holdings Limited.....................................................                    Australia
TRW Australia Limited..............................................................                    Australia
TRW Automotive Australia Pty Ltd. .................................................                    Australia

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
                    SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.                                      JURISDICTION OF
                               AS OF FEBRUARY 21, 2006                                                  INCORPORATION
Roadster Holdings (Austria), G.m.b.H...............................................                    Austria
TRW Occupant Restraint Systems Ges.m.b.H & Co. KG..................................                    Austria
TRW Occupant Restraint Systems Ges.m.b.H...........................................                    Austria
Polygon Reinsurance Co. Ltd. ......................................................                    Bermuda
ABC Sistemas e Modulos Ltda.**.....................................................                    Brazil
Dalphi Metal Brazil, L.T.D.A.*.....................................................                    Brazil
Imoval S/C Ltda.+..................................................................                    Brazil
SM-Sistemas Modulares Ltda.**......................................................                    Brazil
TRW Automotive Ltda *..............................................................                    Brazil
Varga Comercio e Representacao Ltda+...............................................                    Brazil
Varga Servicos Automotivos Ltda....................................................                    Brazil
Kelsey-Hayes Canada Limited........................................................                    Canada
Roadster Holdings (Canada), Inc.*..................................................                    Canada
TRW Automotive Canada Holdings Inc.*...............................................                    Canada
TRW Canada Limited.................................................................                    Canada
TRW China Holdings Limited.........................................................                    Cayman Islands
TRW Holding Limited................................................................                    Cayman Islands
CSG TRW Chassis Systems Co., Ltd. **...............................................                    China
LucasVarity Langzhong Brake Company Limited**......................................                    China
Shanghai TRW Automotive Safety Systems Co., Ltd.**.................................                    China
TRW (Ningbo) Components and Fastening Systems Co. Ltd.*............................                    China
TRW (Suzhou) Automotive Electronics Co., Ltd.**....................................                    China
TRW Automotive Components (Shanghai) Co. Ltd. .....................................                    China
TRW Automotive Components Technical Services (Shanghai) Co. Ltd. ..................                    China
TRW Automotive Research and Development (Shanghai) Co. Ltd. .......................                    China
TRW Engine Components (Langfang) Co. Ltd. .........................................                    China
TRW FAWER Automobile Safety Systems (Changchun) Co., Ltd.**........................                    China
TRW FAWER Commercial Vehicle Steering (Changchun) Co., Ltd.**......................                    China
TRW Systems Consulting Services (Shanghai) Co. Ltd. ...............................                    China
Automotive Holdings (Czech Republic) s.r.o.*.......................................                    Czech Republic
Lucas Autobrzdy s.r.o..............................................................                    Czech Republic
Lucas Varity s.r.o.*...............................................................                    Czech Republic
TRW-Carr s.r.o.....................................................................                    Czech Republic
TRW Volant a.s.....................................................................                    Czech Republic
TRW-DAS a.s........................................................................                    Czech Republic
TRW Autoelektronika s.r.o..........................................................                    Czech Republic
Autocruise Limited.................................................................                    England
Automotive Holdings (UK), Limited*.................................................                    England
British Sealed Beams Limited**.....................................................                    England
Bryce Berger Limited*..............................................................                    England
CAV Limited*.......................................................................                    England
DalphiMetal Limited................................................................                    England
Dalphi Plast Limited**.............................................................                    England
Girling Limited*...................................................................                    England
Globe & Simpson Provident Scheme Limited*..........................................                    England
Joseph Lucas Limited*..............................................................                    England
L T Autocruise Limited.............................................................                    England

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
                    SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.                                      JURISDICTION OF
                               AS OF FEBRUARY 21, 2006                                                  INCORPORATION
Lucas Automotive Limited*..........................................................                    England
Lucas Datalab Limited*.............................................................                    England
Lucas Educational Trust Limited*...................................................                    England
Lucas Employees Trust Limited*.....................................................                    England
Lucas Export Services Limited*.....................................................                    England
Lucas Health and Welfare Trust Limited*............................................                    England
Lucas Industries Limited...........................................................                    England
Lucas Investment Finance Limited...................................................                    England
Lucas Investments Limited*.........................................................                    England
Lucas Limited*.....................................................................                    England
Lucas Service UK Limited*..........................................................                    England
Lucas Support Services Limited*....................................................                    England
Lucas Transit Products Limited*....................................................                    England
No. 1 Deansgate (Residential) Limited..............................................                    England
St Dunstan's Hill Finance Limited..................................................                    England
St Dunstan's Hill Leasing Limited..................................................                    England
Stylealpha Limited.................................................................                    England
TRW Autocruise Limited.............................................................                    England
TRW INO Limited....................................................................                    England
TRW Investment Management Company Limited*.........................................                    England
TRW Limited........................................................................                    England
TRW LucasVarity Electric Steering Limited..........................................                    England
TRW Pensions Trust Limited*........................................................                    England
TRW Receivable Finance (UK) Limited................................................                    England
TRW Remanufactured Steering Systems Limited*.......................................                    England
TRW Steering Systems Limited.......................................................                    England
TRW Supplementary Pensions Limited*................................................                    England
TRW Systems Limited*...............................................................                    England
TRW U.K. Limited...................................................................                    England
Turbocentre Limited*...............................................................                    England
LucasVarity*.......................................................................                    England
Autocruise SA+.....................................................................                    France
Automotive Holdings (France) SAS*..................................................                    France
Dalphi Metal France, S.A.R.L.*.....................................................                    France
La Source Composants Moteurs S.A.S. ...............................................                    France
Saint Jean Composants Moteurs S.A.S. ..............................................                    France
Spria, S.A.+*......................................................................                    France
TRW Automotive Distribution France S.A.S. .........................................                    France
TRW Carr France SNC*...............................................................                    France
TRW Composants Moteurs SAS.........................................................                    France
TRW France Holding S.A.S. .........................................................                    France
TRW France SAS.....................................................................                    France
TRW Occupant Restraint Systems France S.A.*+.......................................                    France
TRW Systemes de Freinage S.A.S. ...................................................                    France
Linus Grunstucks-Vermietungsgesellschaft GmbH & Co +...............................                    Germany
Lucas Automotive GmbH..............................................................                    Germany
Lucas Deutschland GmbH.............................................................                    Germany

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
                    SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.                                      JURISDICTION OF
                               AS OF FEBRUARY 21, 2006                                                  INCORPORATION
Lucas Varity GmbH*.................................................................                    Germany
PARTSLIFE Recycling System GmbH**..................................................                    Germany
TecCom GmbH+.......................................................................                    Germany
TRW Advanced Plastic Technologies GmbH & Co. KG*...................................                    Germany
TRW Airbag Systems GmbH*...........................................................                    Germany
TRW Automotive Electronics & Components GmbH & Co. KG*.............................                    Germany
TRW Automotive Electronics & Components Holding GmbH*..............................                    Germany
TRW Automotive GmbH*...............................................................                    Germany
TRW Automotive Safety Systems GmbH.................................................                    Germany
TRW Deutschland Holding GmbH.......................................................                    Germany
TRW KFZ Ausruestung GmbH...........................................................                    Germany
TRW Occupant Safety Systems Holding GmbH...........................................                    Germany
TRW Receivables Finance GmbH.......................................................                    Germany
Les Minquiers Limited+.............................................................                    Guernsey
Brakes India Limited**.............................................................                    India
Goldwyn Limited+...................................................................                    India
Rane Engine Valves Limited**.......................................................                    India
Rane TRW Steering Systems Limited**................................................                    India
Dalphi Metal Italia, S.R.L. .......................................................                    Italy
TRW Automotive Holding Italia S.R.L. ..............................................                    Italy
TRW Automotive Italia SpA..........................................................                    Italy
TRW Automotive Ricambi Italia SpA*.................................................                    Italy
FUJI OOZX Inc.**...................................................................                    Japan
LucasVarity Automotive Japan KK....................................................                    Japan
Nihon Plast Co Limited+............................................................                    Japan
Nippon Stud Welding Company, Ltd.**................................................                    Japan
TRW Aftermarket Japan Co., Ltd. ...................................................                    Japan
TRW Automotive Japan Co. Ltd. .....................................................                    Japan
TRW Automotive Finance (Luxembourg), S.a.r.l.*.....................................                    Luxembourg
Lucas Automotive SDN. BHD..........................................................                    Malaysia
LucasVarity (M) SDN. BHD.*.........................................................                    Malaysia
TRW Steering & Suspension (Malaysia) Sdn. Bhd.**...................................                    Malaysia
TRW Automotive China Holdings Ltd. ................................................                    Mauritius
Eurofren Investment s. de R.L. de C.V.+............................................                    Mexico
Forjas y Maquinas, S.A. de C.V.*...................................................                    Mexico
Frenos y Mecanismos, S.A. de C.V.*.................................................                    Mexico
Revestimientos Especiales de Mexico s.r.l. de C.V.+................................                    Mexico
TRW DelPlas, S.A. de C.V.*.........................................................                    Mexico
TRW Electronica Ensambles S.A. de C.V.*............................................                    Mexico
TRW Occupant Restraints de Chihuahua, S.A. de C.V.*................................                    Mexico
TRW Sistemas de Direcciones, S.A. de C.V.*.........................................                    Mexico
TRW Steering Wheel Systems de Chihuahua, S.A. de C.V.*.............................                    Mexico
TRW Vehicle Safety Systems de Mexico S.A. de C.V.*.................................                    Mexico
Automotive Holdings (Poland), Sp. Z.o.o. ..........................................                    Poland
TRW Braking Systems Polska Sp. z.o.o. .............................................                    Poland
TRW Polska Sp. z o.o. .............................................................                    Poland
TRW Safety Systems Poland Sp. z o.o. ..............................................                    Poland

                    SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.                                      JURISDICTION OF
                               AS OF FEBRUARY 21, 2006                                                  INCORPORATION
TRW Steering Systems Poland Sp. z.o.o. ............................................                    Poland
Dalphi Metal Portugal, S.A.**......................................................                    Portugal
Lucas Automotive-Pecas e Automoveis Ltda*..........................................                    Portugal
Safe Bag Industria Componentes de Seguranca Automovel, S.A.*.......................                    Portugal
Safe Life Industria Componentes De Seguranca Automovel, S.A.*......................                    Portugal
TRW Automotive Safety Systems SRL..................................................                    Romania
TRW Aftermarket Asia Pacific PTE Ltd. .............................................                    Singapore
TRW Automotive (Slovakia) S.R.O. ..................................................                    Slovak Republic
Dalphi Metal Adriaticus avtomobilski deli,d.o.o. ..................................                    Slovenia
Automotive Holdings (Korea), Ltd. .................................................                    South Korea
Shin Han Valve Industrial Company, Ltd.**..........................................                    South Korea
TRW Automotive Korea Co., Ltd. ....................................................                    South Korea
TRW Controls & Fasteners, Inc. ....................................................                    South Korea
TRW Steering Co. Ltd.**............................................................                    South Korea
Automotive Holdings (Spain), S.L. .................................................                    Spain
Celtica De Componentes Del Automovil, S.L.**.......................................                    Spain
Centro Tecnologico De Automocion De Galicia+.......................................                    Spain
Dalphi Metal Espana S.A.**.........................................................                    Spain
Dalphi Metal Internacional, S.A.**.................................................                    Spain
Dalphi Metal Seguridad, S.A.**.....................................................                    Spain
Eurofren Brakes S.L. ..............................................................                    Spain
Gallega De Recubrimientos De Volantes, S.L.**......................................                    Spain
Mediterranea De Volantes SL**......................................................                    Spain
TRW Automotive Espana SL*..........................................................                    Spain
TRW Switzerland GmbH...............................................................                    Switzerland
Wu Chou Valve Industrial Co., Ltd.**...............................................                    Taiwan
LucasVarity (Thailand) Co., Ltd.*..................................................                    Thailand
TRW Fuji Serina Co., Ltd.**........................................................                    Thailand
TRW Steering & Suspension Co., Ltd.*...............................................                    Thailand
Heerlen ABS Manufacturing B.V. ....................................................                    The Netherlands
Heerlen ABS Manufacturing C.V.*....................................................                    The Netherlands
Lucas International Holdings BV....................................................                    The Netherlands
Roadster Automotive BV*............................................................                    The Netherlands
Dalphi Metal Tunisie, S.A.R.L.*....................................................                    Tunisia
HEMA TRW/Otomotiv Direksiyon Sistemeri A.S.+*......................................                    Turkey
Pimsa Direksiyon A.S.**............................................................                    Turkey
TRW Otomotiv Dagitim ve Ticaret A.S.+*.............................................                    Turkey
Varga Uruguai S.A. ................................................................                    Uruguay
Componentes Venezolanos de Direccion, S.A.**.......................................                    Venezuela

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*Shares of this subsidiary are owned by more than one TRW Automotive Holdings
Corp. company.

**Joint Venture

+ Additional interest in this subsidiary is owned by non-TRW Automotive Holdings Corp. affiliates